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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 22, 2007

                               THE WET SEAL, INC.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                       0-18632                 33-0415940
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


26972 BURBANK
FOOTHILL RANCH, CALIFORNIA                                                92610
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:              (949) 699-3900

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS, CHANGE IN FISCAL
          YEAR.

     At a meeting held on August 22, 2007, the board of directors of The Wet Seal, Inc. (the "Company"), among other matters, adopted Amendment No. 1 to the Company's By-Laws (the "Amendment") to permit the Company to issue uncertificated shares of the Company's capital stock. The Amendment enables the Company to be eligible for participation in the Direct Registration System, currently operated by the Depository Trust Company, as required by Rule 4350(l) of The NASDAQ Stock Market LLC. The Direct Registration System allows stockholders to have shares of the Company's securities registered in their names without the issuance of physical certificates and allows stockholders to electronically transfer the Company's securities to broker-dealers in order to effect transactions without the need to transfer physical certificates.

     A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

Not Applicable.

(b)  Pro Forma Financial Information.

Not Applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits.

     3.1  Amendment No. 1 to the By-Laws of the Company.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE WET SEAL, INC.
                                    (Registrant)


Date:  August 27, 2007              By:  /s/ John J. Luttrell
                                        --------------------------------
                                        Name:  John J. Luttrell
                                        Title: Executive Vice President
                                               and Chief Financial Officer




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                                  EXHIBIT INDEX

EXHIBIT

3.1      Amendment No. 1 to the By-Laws of the Company.